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                                                                   Exhibit 4.01
Countersigned and Registered:
            REGISTRAR AND TRANSFER COMPANY
            (New Jersey)                  Transfer Agent
                                          and Registrar

By

                              Authorized Signature

                                [GRAPHIC OMITTED]

------                                                                    ------
NUMBER                                                                    SHARES
------                                                                    ------

              ----------------------------------------------------
                                 FRM NEXUS, INC.
              ----------------------------------------------------
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK                                          CUSIP 30262f 10 6
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies that

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.10 PER SHARE OF

FRM NEXUS, INC. (the "Corporation"), a Delaware corporation. The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED

                            [SEAL OF FRM NEXUS, INC.]

/s/ Bridget F. Dewsnap                                     /s/ Peter Barotz
-----------------------                                    ---------------------
             SECRETARY                                                 PRESIDENT

(C) SECURITY-COLUMBIAN UNITED STATES BANKNOTE COMPANY 1960
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The corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences, and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with the right of surviorship
           and not as tenants in common

UNIF GIFT MIN ACT -- _________ Custodian _________
                      (Cust)              (Minor)

                         under Uniform Gifts to Minors
                     Act________________________________
                                    (State)

     Additional abbreviations may also be used though not in the above list.

For Value Received, ________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------------

________________________________________________________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with the full power of substitution in the premises.

Dated __________________________________

                          X __________________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                          X __________________________

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                        ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION
                        (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM ("STAMP"), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM ("MSP"), OR THE STOCK EXCHANGES MEDALLION PROGRAM ("SEMP") AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.
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